SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) AS OF JANUARY 16, 1997

                             MANSUR INDUSTRIES INC.
              ----------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                     FLORIDA
                  --------------------------------------------
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

             000-21325                                    65-0226813
      ---------------------                    -------------------------------
     (COMMISSION FILE NUMBER                  (IRS EMPLOYER IDENTIFICATION NO.)

                             MANSUR INDUSTRIES INC.
                             8425 S.W. 129TH TERRACE
                              MIAMI, FLORIDA 33156
                ------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE) (ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (305) 232-6768


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ITEM 5.  OTHER EVENTS

         Mansur Industries Inc. announced that it has entered into an agreement with The Valvoline Company and First Recovery, both of which are affiliates of Ashland, Inc., under which First Recovery will serve as Mansur's exclusive sales representative in a territory comprising 14 major metropolitan markets across the United States. The marketing program with the Ashland units will commence this month and will replace the limited original pilot program for the Houston and Dallas areas.

          Paul I. Mansur, Mansur's Chief Executive Officer, stated, "The Company is extremely pleased with the appointment of Ashland's Valvoline Oil and First Recovery units as the Company's sales representative. Mansur's SystemOne/registered trademark/ breakthrough waste minimization technologies and strong initial market acceptance coupled with the extensive Ashland infrastructure and marketing resources should help facilitate an expedited national deployment of the SystemOne/registered trademark/ product line."

          Mansur's selection of the Ashland group was based on strong synergies between the two companies. As Mansur explained, "The core market for the SystemOne/registered trademark/ product line is the automotive market. Of course, Valvoline Oil maintains a major market share in the automotive market for its Valvoline branded products. First Recovery, Ashland's environmental services division, is a leader in environmental services to the oil industry, which includes parts washer services. The Ashland Chemical division is a manufacturer of the mineral spirit solvents utilized by Mansur in the SystemOne/registered trademark/ product line. We anticipate that the marketing alliance will provide Ashland and Valvoline with a significant competitive advantage in selling products and environmental services. We also hope that they will be able to build on the success we have had in sales to such customers as Greenwich Air Services, WMX Technologies, Caterpillar, Detroit Diesel, Cummins, Peterbilt, Rinker and numerous automobile dealers."

         Founded in 1990, Mansur designs, manufactures, sells and supports a full range of self contained, recycling industrial parts washing products. The Company is headquartered in Miami, Florida.

ITEM 7.  EXHIBITS

EXHIBIT                                DESCRIPTION
-------                                -----------
10.1 Commission Sales Representative Agreement, dated as of January 16, 1997, among The Valvoline Company, EcoGard Inc., and Mansur Industries Inc.1

------------
(1) Confidential treatment has been requested with respect to portions of the Commission Sales Representative Agreement.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 MANSUR INDUSTRIES INC.

Date:  January 22, 1997          By: /S/ PAUL I. MANSUR
                                     ---------------------------------------
                                     Paul I. Mansur, Chief Executive Officer


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                                INDEX TO EXHIBIT
EXHIBIT                                                     SEQUENTIALLY
NUMBER              DESCRIPTION                             NUMBERED PAGE
-------             -----------                             -------------

10.1 Commission Sales Representative Agreement, dated as of January 16, 1997, among The Valvoline Company, EcoGard Inc., and Mansur Industries Inc. (1)